UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 12, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 12, 2021, Bonanza Creek Energy, Inc. (“Bonanza Creek” or the “Company”) held a virtual special meeting of the Company’s stockholders (the “Bonanza Creek Special Meeting”). At the Bonanza Creek Special Meeting, the Company’s stockholders voted on and approved a proposal (the “Proposal”) to approve the issuance of shares of the Company’s common stock, par value $0.01 per share (the “Company common stock”), to the stockholders of HighPoint Resources Corporation (“HighPoint”) and to the holders of the outstanding unsecured senior notes of HighPoint Operating Corporation (the “HighPoint Senior Notes”) in connection with the merger (the “Merger”) and related transactions contemplated by that certain Agreement and Plan of Merger, dated November 9, 2020, by and among the Company, Boron Merger Sub, Inc., a wholly owned subsidiary of the Company, and HighPoint (the “Merger Agreement”). Prior to the Bonanza Creek Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) to its stockholders describing the Bonanza Creek Special Meeting, the Proposal, the Merger and the related transactions and related information. The Joint Proxy Statement/Prospectus was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2021.

At the Bonanza Creek Special Meeting, the Proposal was approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company common stock entitled to vote on the Proposal.

As disclosed in the Joint Proxy Statement/Prospectus, as of the close of business on February 1, 2021, the record date for the Bonanza Creek Special Meeting, there were 20,839,277 shares of the Company common stock outstanding and entitled to vote. 18,137,522 shares of Company common stock were represented in person or by proxy at the Bonanza Creek Special Meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on the Proposal, which is more fully described in the Joint Proxy Statement/Prospectus.

The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Proposal presented at the Bonanza Creek Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,094,819	7,983	34,720	—

Item 8.01. Other Events

On March 12, 2021, Bonanza Creek and HighPoint issued a joint press release announcing the results of Bonanza Creek’s exchange offer for the HighPoint Senior Notes (the “Exchange Offer”) and HighPoint’s concurrent consent solicitation (the “Consent Solicitation” and collectively with the Merger and the Exchange Offer, the “Transaction”) with respect to the HighPoint Senior Notes, as well as the preliminary results of HighPoint’s solicitation of votes to accept or reject a prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code (the “Prepackaged Plan”) from holders of HighPoint Senior Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

In addition, on March 12, 2021, Bonanza Creek and HighPoint issued a joint press release announcing the results of the Bonanza Creek Special Meeting and the special meeting of HighPoint stockholders held on March 12, 2021 and HighPoint’s solicitation of votes on the Prepackaged Plan from its stockholders. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The information in this Item 8.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

No Offer or Solicitation

This communication relates to the Merger between Bonanza Creek and HighPoint, which includes the commencement by Bonanza Creek and HighPoint of the Exchange Offer and Consent Solicitation and the simultaneous solicitation of the Prepackaged Plan. Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Merger, the Exchange Offer and Consent Solicitation or other aspect of the Transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Additional Information

In connection with the Transaction, Bonanza Creek and HighPoint have filed materials with the SEC, including (1) the Joint Proxy Statement/Prospectus, (2) a prospectus and consent solicitation statement with respect to the Exchange Offer and Consent Solicitation (the “Exchange Prospectus”), of which the Prepackaged Plan forms a part, (3) a Registration Statement on Form S-4, Registration No. 333-251401, with respect to the Merger (the “Merger Registration Statement”), of which the Joint Proxy Statement/ Prospectus forms a part, and (4) a Registration Statement on Form S-4, Registration No. 333-251402, with respect to the Exchange Offer and Consent Solicitation (together with the Merger Registration Statement, the “Registration Statements”), of which the Exchange Prospectus forms a part. The Registration Statements were declared effective by the SEC on February 9, 2021. On February 10, 2021, Bonanza Creek filed the Joint Proxy Statement/Prospectus and the Exchange Prospectus and began mailing the Joint Proxy Statement/Prospectus to the Company’s stockholders and sending the definitive form of the Exchange Prospectus to the holders of the HighPoint Senior Notes. On February 10, 2021, HighPoint also filed a definitive proxy statement and began mailing the definitive proxy statement to its stockholders. This document is not a substitute for the Joint Proxy Statement/Prospectus, Exchange Prospectus or Registration Statements or for any other document that Bonanza Creek or HighPoint has filed or may file with the SEC and send to Bonanza Creek’s shareholders or HighPoint’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BONANZA CREEK AND HIGHPOINT ARE URGED TO CAREFULLY AND THOROUGHLY READ THE EXCHANGE PROSPECTUS, JOINT PROXY STATEMENT/PROSPECTUS, AND REGISTRATION STATEMENTS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BONANZA CREEK AND HIGHPOINT WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA CREEK, HIGHPOINT, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statements, Joint Proxy Statement/Prospectus and Exchange Prospectus, as each may be amended from time to time, and other relevant documents filed by Bonanza Creek and HighPoint with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting Bonanza Creek’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HighPoint will be available free of charge from HighPoint’s website at www.hpres.com under the “Investors” tab or by contacting HighPoint’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Bonanza Creek’s or HighPoint’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek and HighPoint; the effects of the business combination of Bonanza Creek and HighPoint, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transaction; the effects of commodity prices; the risks of oil and gas activities; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially can be found in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available from the Company’s website at www.bonanzacrk.com under the “For Investors” tab, (ii) in other documents the Company files with the SEC and (iii) HighPoint’s Annual Report on Form 10-K for the year ended December 31, 2020 attached to the Company’s report on Form 8-K filed on March 1, 2021.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Bonanza Creek nor HighPoint assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated as of March 12, 2021.

99.2	Joint Press Release dated as of March 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONANZA CREEK ENERGY, INC.

Dated: March 12, 2021	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Executive Vice President, General Counsel and Secretary

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